Organization, Principal Activities and Management's Plans	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Principal Activities and Management's Plans

1. ORGANIZATION, PRINCIPAL ACTIVITIES AND MANAGEMENT’S PLANS

Taoping Inc. (f/k/a China Information Technology, Inc.), together with its subsidiaries (the “Company” or “TAOP”), is a leading provider of cloud-app technologies for Smart City IoT platforms, digital advertising delivery, and other internet-based information distribution systems in China. Our Internet ecosystem enables all participants of the new media community to efficiently promote branding, disseminate information, and exchange resources. In addition, we provide a broad portfolio of software, hardware with fully integrated solutions, including information technology infrastructure, Internet-enabled display technologies, and IoT platforms to customers in government, education, residential community management, media, transportation, and other private sectors. In May 2018, we changed our corporate name from “China Information Technology Inc.” to “Taoping Inc.”, to more accurately reflect our current business operations in the new media and IoT industries. As listed in the table below, these services are provided through the Company’s wholly-owned People’s Republic of China (PRC) subsidiaries, Information Security Technology International Co., Ltd. (“IST”), TopCloud Software Co., Ltd., (“TopCloud”), and Information Security IoT Tech. Co., Ltd. (“ISIOT ), and through the Company’s variable interest entities (“VIE”), iASPEC Technology Group Co., Ltd. (“iASPEC”) and its subsidiaries, iASPEC Bocom IoT Technology Co. Ltd. (“Bocom”), and Shenzhen Biznest Internet Tech. Co., Ltd. (“Biznest”), and the Company’s wholly-owned Hong Kong subsidiary Information Security Tech. International Co. Ltd. (“IST HK”).

		December 31,	December 31,	December 31,
	Subsidiaries/	2020	2019	2018
Entities	VIE	% owned	% owned	% owned	Location
Taoping Inc.					British Virgin Islands
Taoping Holdings Limited (THL)	Subsidiary	100%	100%	100%	British Virgin Islands
Information Security Tech. International Co., Ltd. (IST HK)	Subsidiary	100%	100%	100%	Hong Kong, China
Information Security Tech. (China) Co., Ltd. (IST)	Subsidiary	100%	100%	100%	Shenzhen, China
TopCloud Software (China) Co., Ltd. (TopCloud)	Subsidiary	100%	100%	100%	Shenzhen, China
Information Security IoT Tech. Co., Ltd. (ISIOT)	Subsidiary	100%	100%	100%	Shenzhen, China
iASPEC Technology Group Co., Ltd. (iASPEC)	VIE	100%	100%	100%	Shenzhen, China
Biznest Internet Tech. Co., Ltd. (Biznest)	VIE subsidiary	100%	100%	100%	Shenzhen, China
iASPEC Bocom IoT Tech. Co., Ltd. (Bocom)	VIE subsidiary	100%	100%	100%	Shenzhen, China

Management Service Agreement

iASPEC is a VIE of the Company. To comply with PRC laws and regulations that restrict foreign ownership of companies that provide public security information technology and Geographic Information Systems software operating services to certain government and other customers, the Company operates the restricted aspect of its business through iASPEC.

Pursuant to the terms of a management service agreement by and among IST, iASPEC and its shareholders, dated July 1, 2007 (“MSA”), iASPEC granted IST a ten-year, exclusive, royalty-free, transferable worldwide license to use and install certain iASPEC software, along with copies of source and object codes relating to such software. In addition, IST licensed back to iASPEC a royalty-free, limited, non-exclusive license to the software, without right of sub-license, for the sole purpose of permitting iASPEC to carry out its business as presently conducted. IST has the right to designate two Chinese citizens to serve as senior managers of iASPEC, to serve as a majority on iASPEC’s Board of Directors, and to assist managing the business and operations of iASPEC. In addition, both iASPEC and IST will require the affirmative vote of a majority of the Company’s Board of Directors, including at least one non-insider director, for certain material actions, as defined, with respect to iASPEC.

Option Agreement

In connection with the MSA, on July 1, 2007, IST also entered into an immediately exercisable purchase option agreement (the “Option Agreement”) with iASPEC and its shareholders. Pursuant to the Option Agreement, the iASPEC shareholder granted IST or its designee(s) an exclusive, irrevocable option to purchase, from time to time, all or a part of iASPEC’s shares or iASPEC’s assets from the iASPEC shareholder for $1,800,000 in aggregate. The option may not be exercised if the exercise would violate any applicable laws and regulations in PRC or cause any license or permit held by, and necessary for the operation of iASPEC, to be cancelled or invalidated. The Option Agreement will terminate on the date that IST exercises its purchase option and acquires all the shares or assets of iASPEC pursuant to the terms of the Option Agreement. The Option Agreement may be rescinded by IST upon 30 days’ notice without costs to terminate. The Option Agreement does not have renewal provisions.

Amended and Restated MSA

The Amended and Restated MSA was entered into on December 13, 2009, by and among IST, iASPEC and iASPEC’s sole shareholder, Mr. Jianghuai Lin (“Mr. Lin”). Pursuant to the Amended and Restated MSA, IST will provide management and consulting services to iASPEC, under the following terms:

●	iASPEC agreed that IST will be entitled to receive ninety five percent (95%) of the Net Received Profit, as defined, of iASPEC during the term of the Agreement. iASPEC is obligated to calculate and pay the Net Received Profit due to IST no later than the last day of the first month following the end of each fiscal quarter. Mr. Lin, agreed to enter into an agreement with IST to pledge all of his equity interests in iASPEC as security for his and iASPEC’s fulfillment of their respective obligations under the MSA, and to register the pledge agreement with the local AIC (Administration for Industry and Commerce). The Amended and Restated MSA was executed on December 13, 2009. Based on the advice of the Company’s PRC legal counsel, in January 2010 all the parties to the agreement decided not to enter into a pledge agreement.

●	Mr. Lin confirmed his status as the sole iASPEC shareholder and his assumption of all of the obligations of the iASPEC shareholder under the agreement, including a confirmation of his continuing obligation under a written guaranty, executed by the then iASPEC shareholders.

●	Based on iASPEC’s needs for its development and operation, IST has the right, from time to time, at its sole discretion, to provide iASPEC with capital support.

●	IST agreed that it will not interfere with any business of iASPEC covered by iASPEC’s PRC State Secret related Computer Information System Integration Certificate, including but not limited to, seeking access to relevant documents regarding such business. However, iASPEC agreed that it will cooperate with the requests of the Company as necessary to comply with the Company’s reporting obligations to the Securities and Exchange Commission. (“SEC”).

The Amended and Restated MSA amended certain terms of the original Management Service Agreement which became effective on July 1, 2007 and has a term of 30 years unless otherwise early termination by the parties by one of the following means:

●	Either iASPEC or IST may terminate the Amended and Restated MSA immediately (a) upon the material breach by a party of its obligations and the failure of such party to cure such breach within 30 working days after written notice from the non-breaching party; or (b) upon the filing of a voluntary or involuntary petition in bankruptcy by a party, or of which the party is the subject to insolvency, or the commencement of any proceedings placing the party in a receivership, or of any assignment by a party for the benefit of creditors; or

●	The Amended and Restated MSA may be terminated at any time by IST upon 90 calendar days’ written notice delivered to all other parties.

Upon any effective date of any termination of the Amended and Restated MSA: (a) IST will cease providing management services to iASPEC; (ii) IST will deliver to iASPEC all chops and seals of iASPEC; (iii) IST will deliver to iASPEC all of the financial and other books and records of iASPEC, including any and all permits, licenses, certificates and other proprietary and operational documents and instruments; (iv) the senior managers who are recommended by IST and elected as directors of iASPEC will resign from the Board of Directors of iASPEC in a lawful way; and (v) the software license that iASPEC granted to IST according to the Amended and Restated MSA will terminate unless otherwise agreed by the parties. In addition, any amounts owing from any party to any other party on the effective date of any termination under the terms of the Amended and Restated MSA will continue to be due and owing despite such termination.

The Amended and Restated MSA does not have renewal provisions. We expect that the parties to the Amended and Restated MSA will negotiate to extend the term of the agreement before its expiration.

The substance of the Amended and Restated MSA and the Option Agreement is to:

●	Allow the Company to utilize the business licenses, contacts, permits, and other resources of iASPEC in order for the Company to be able to expand its operations and business model;

●	Provide the Company with effective control over all of iASPEC’s operations; and provide the shareholders of iASPEC an opportunity to monetize a portion of their investment through the $1.8 million purchase option.

Going Concern and Management’s Plans

In the first 6 months of 2020, various levels of city lock-downs resulted in confining individual’s mobility, ceasing private and public transportations, halting vast majority of business transactions, depleting businesses’ cash flows due to outbreak of the COVID-19 pandemic. As a result of negative impact to overall economy and businesses from the COVID-19 pandemic, the Company was unable to deliver products and services and collect outstanding trade accounts receivable causing significant decline in revenue and increase in allowance for credit losses.

Due to the unfavorable macro environment and the slowdown of the out-of-home advertising industry in China, the Company suffered a net loss of approximately $18.3 million for the year ended December 31, 2020, compared to a net loss of approximately $3.6 million for the year ended December 31, 2019. The Company reported cash outflows from operations of approximately $1.8 million for the year ended December 31, 2020, compared to cash outflows from operations of $1.7 million for the year ended December 31, 2019. As of December 31, 2020, the Company had a working capital deficit of approximately $17.4 million, compared to a working capital deficit of approximately $7.0 million as of December 31 2019. The Company had significant accumulated deficit approximately $192.2 million and $174.5 million as of December 31, 2020 and 2019, respectively.

In March 2020, the Company completed a financing transaction comprising of ordinary shares, convertible notes, and warrants with aggregate proceeds net of issuance cost and debt discount of $1.9 million. In September 2020, the Company consummated a financing transaction comprising of ordinary shares, convertible notes, and warrants with aggregate proceeds net of issuance cost and debt discount of $1.9 million. Both financing activities were to increase the Company’s working capital. In July and September 2020, the Company also successfully secured three one-year short term bank loans totaling approximately $2.0 million to further better liquidly. In the first quarter of 2021, the Company consummated a series of financing transactions for new issuance of ordinary shares, with net proceeds of approximately $13.1 million to enrich the Company’s working capital.

In 2018, the Company completed transformation of its business model from providing IT software, hardware, and system integration services to the public sectors to offering cloud-based ecosystem solutions to the private sectors. In 2020, the management continued to execute the existing business strategies with focuses on selection of quality customers, collection of accounts receivable, maintaining proper inventory level, and managing accounts payable to enhance operating cash flows. In addition, the Company will aggressively develop domestic and international markets to attract new customers. The Company has also advanced into international area by forming a joint venture in Singapore, establishing a business relationship in Canada, and exploring opportunities in other geographical regions. Starting from the first quarter of 2021, the Company has also sought to explore more market opportunities with the acquisition of 100% shares of Taoping New Media Co., Ltd. and 51% stake of Render Lake Tech Limited. Taoping New Media is a leading media operator in China’s out-of-home digital advertising industry. It has built up its digital advertising network based on TAOP’s cloud platform. Mr. Jianghuai Lin, the Chairman and CEO of TAOP, currently owns approximately 51% of Taoping New Media. Render Lake is a company that provides comprehensive cloud solutions and develops cloud desktop, cloud rendering, cloud computing, NFT (Non-Fungible Token), and cloud gaming businesses. The Company is to issue new ordinary common shares to pay for these two acquisitions. The acquisitions of Taoping New Media Co., Ltd and Render Lake Tech Limited are expected to close in mid-year of 2021.

In addition, management believes that the Company has the ability, if needed, to obtain additional credit lines from local banks to provide for capital needs for market expansions by using the title of its office facility as collateral. Management believes that the Company’s current cash and cash equivalents, anticipated cash flows from operations will sustain our operations and business expansion.

If the Company’s business strategies are not successful in addressing its current financial concerns, additional capital raise from issuing equity security or debt instrument or additional loan facility may occur to support required cash flows. However, the Company can make no assurances that financing will be available for the amounts we need, or on terms commercially acceptable to us, if at all. If one or all of these events do not occur or subsequent capital raise was insufficient to bridge financial and liquidity shortfall, substantial doubt exists about the Company’s ability to continue as a going concern. The consolidated financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty.